Supplement to the
Fidelity® Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund
October 5, 2008
Prospectus

The following information replaces similar information found on the front cover.

Fidelity®

Series Large Cap Value

Fund

(fund number 2116, trading symbol FLVSX)

Fidelity

Series All-Sector Equity

Fund

(fund number 2115, trading symbol FSAEX)

The following information replaces the biographical information for Bruce Dirks found in the "Fund Management" section on page 15. All references to Mr. Dirks are no longer applicable.

Michael Chren is co-manager of Series Large Cap Value Fund, which he has managed since February 2009. Prior to joining Fidelity in 2009, Mr. Chren was a senior managing director and senior portfolio manager for Allegiant Asset Management Group beginning in 2004 and a partner and senior portfolio manager for Invesco Capital Management, Inc. from 2000 to 2003.

DLF-09-01 March 4, 2009
1.882075.101